UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 25, 2012

NUTRACEA
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6720 N. Scottsdale Road, Suite 390 Scottsdale, AZ	85253
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Grant of Stock Options to Officers

On April 25, 2012, each of NutraCea’s three executive officers agreed that a portion of each officer’s salary for 2012 be paid in stock options in lieu of cash.  Each officer will receive a stock option to purchase shares of NutraCea common stock with a per share exercise price equal to $0.12 and with a ten (10) year term.  The number of shares underlying the option to each officer will equal the cash compensation that each officer would otherwise have been entitled, divided by the Black-Scholes value of an option at the time of the grant. The options will be granted pursuant to NutraCea’s 2010 Equity Incentive Plan (the “Plan”).  Twenty five percent (25%) of each option will vest and become exercisable upon the grant to the officers.  The remaining unvested portion of the option shall vest and become exercisable in seventeen (17) equal installments on the 15th day and last day of each month, commencing on April 30, 2012 and ending on December 31, 2012.  The officers agreed to the foregoing changes to their compensation to strenghthen NutraCea’s cash position.

The table below sets forth the number of shares exercisable under each stock option granted to each officer.

Name	Percentage of Salary Paid in Options	Stock Option
W. John Short	10%	343,787
J. Dale Belt	10%	233,775
Colin Garner	16.67%	275,030

Grant of Stock Options to Directors

On March 27, 2012, in lieu of paying cash with respect to fifty percent (50%) of the fees owed to directors for serving as directors and as members of committees of NutraCea’s board of directors (“Board”) for 2012, NutraCea issued options to purchase shares of NutraCea common stock to non-employee directors under the Plan.  The number of shares issued to each director equals fifty percent (50%) of the cash compensation for which the director would otherwise have been entitled, divided by the Black-Scholes value of an option at the time of the grant.  Each director received a stock option to purchase shares of NutraCea common stock with a per share exercise price equal to $0.14 and with a ten (10) year term.  Twenty five percent (25%) of each option vested and became exercisable upon the grant to the directors.  The remaining unvested portion of the option shall vest and become exercisable in nine (9) equal installments at the end of each calendar month beginning on April 30, 2012 and ending on December 31, 2012.  The Board made this change to director compensation to strenghthen NutraCea’s cash position.

The table below sets forth the number of shares exercisable under each stock option granted to the following directors.

Name	Amount of Fees Paid in Options	Stock Option
Edward L. McMillan	$35,500	287,276
James C. Lintzenich	$27,500	222,538
John J. Quinn	$27,000	218,492
Richard H. Koppes	$24,500	198,261
Baruch Halpern	$21,000	169,938
Henk W. Hoogenkamp	$15,000	121,384

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEA

Date: April 26, 2012	By:	/s/ J. Dale Belt
Jerry Dale Belt
Chief Financial Officer
(Duly Authorized Officer)